UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 6, 2019

OZOP SURGICAL CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-55976	35-2540672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

319 Clematis Street Suite 714 West Palm Beach FL 33401

(Address of principal executive offices, including zip code)

(866) 286-1055

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

Securities Purchase Agreement and Convertible Promissory Note with Power Up Lending Group Ltd.

On November 27, 2019, Ozop Surgical Corp. a Nevada corporation (the “Company”) entered into a securities purchase agreement (the “SPA”) with Power Up Lending Group Ltd., a Virginia corporation (the “Investor” or “Power Up”), pursuant to which the Company agreed to issue to the Investor a 12% Convertible Promissory Note, (the “Note”) in the principal amount of $53,000 in exchange for a purchase price of $50,000. The Note was funded by the Investor on December 2, 2019, and on such date pursuant to the SPA, the Company reimbursed the Investor for expenses for legal fees and due diligence of $3,000. The Note proceeds will be used by the Company for general working capital purposes. The SPA includes customary representations, warranties and covenants by the Company and customary closing conditions.

The Note matures 12 months after the date of issuance. The Note is convertible into shares of the Company’s common stock beginning on the date which is 180 days from the issuance date of the Note, at a conversion price equal to 56% multiplied by the lowest trading price, as such term is defined in the Note, during the 20 trading day period ending on the last complete trading day prior to the date of conversion, provided, however, that the Investor may not convert the Note to the extent that such conversion would result in the Investor’s beneficial ownership of the Company’s common stock being in excess of 4.99% of the Company’s issued and outstanding common stock. The beneficial ownership limitation may not be waived by the Investor.

The Note carries a pre-payment penalty if the Note is paid off in 60, 90,120,150, or 180 days following the issue date. The pre-payment penalty is based on the then-outstanding principal at the time of payoff, plus accrued and unpaid interest, multiplied by 125%, 130%, 135%, 140%, and 142% respectively. After the expiration of 180 days following the issue date, the Company shall have no right of prepayment.

Pursuant to the Note, during any period where funds are owed under the Note, if the Company enters into any future financing transactions with a third party investor, excluding certain exempted issuances listed in the Note, the Company will be required to give notice of same to the Investor at least 10 days prior to closing of such future financing, and in the event that the Investor determines that the terms of the subsequent investment are preferable to the terms of the securities issued to the Investor pursuant to the terms of the SPA, the Company will have to amend and restate the securities issued to the Investor pursuant to the SPA (which may include the conversion terms of the Note), to be identical to the instruments evidencing the subsequent investment.

The foregoing descriptions of the SPA and the Note do not purport to be complete and are qualified in their entirety by reference to the full text of the SPA and the Note, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided above in Item 1.01 herein is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

On November 6, 2019, the Company issued 3,986,099 shares of common stock to GS Capital Partners, LLC (“GS Capital”) in partial satisfaction of its obligations under, and the holder’s election to convert a $12,000 principal portion and $947 of accrued and unpaid interest of, the Company’s convertible promissory note issued to GS Capital on March 7, 2019.

On November 27, 2019, the Company issued 4,992,872 shares of common stock to Carebourn Capital, L. P. (“Carebourn”) in partial satisfaction of its obligations under, and the holder’s election to convert $6,591 of accrued and unpaid interest of, the Company’s convertible promissory note issued to Carebourn on August 29, 2018.

On December 4, 2019, the Company issued 4,038,462 shares of common stock to Adar Alef LLC (“Adar Alef”) in partial satisfaction of its obligations under, and the holder’s election to convert a $7,000 portion of, the Company’s convertible promissory note originally issued to GoldenLife Investments LLC on September 1, 2017, and purchased by Adar Alef on August 29, 2019.

On December 5, 2019, the Company issued 5,470,500 shares of common stock to Auctus Fund LLC (“Auctus”) in partial satisfaction of its obligations under, and the holder’s election to convert a $2,454 interest portion and $500 of fees of, the Company’s convertible promissory note issued to Auctus on November 15, 2018.

On December 6, 2019, the Company issued 5,411,684 shares of common stock to GS Capital in partial satisfaction of its obligations under, and the holder’s election to convert a $3,500 principal portion and $330 of accrued and unpaid interest of, the Company’s convertible promissory note issued to GS Capital on March 7, 2019.

These issuances of these shares of Company common stock were made in reliance on the exemption from registration provided by Sections 3(a)(9), 4(a)(1) and 4(a)(2) of the Securities Act as the common stock was issued in exchange for debt securities of the registrant held by each shareholder for the requisite holding period, there was no additional consideration for the exchange, there was no remuneration for the solicitation of the exchange, there was no general solicitation, and the transactions did not involve a public offering.

The information provided above in Item 1.01 herein is incorporated by reference into this Item 2.03. The issuance of the Note was made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or upon Rule 506(b) of Regulation D promulgated under the Securities Act of 1933 as there was no general solicitation, and the transactions did not involve a public offering.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Securities Purchase Agreement, entered into between Ozop Surgical Corp. and Power Up Lending Group LTD. dated November 27, 2019.*

10.2	Convertible Promissory Note issued on November 27, 2019, by Ozop Surgical Corp. to Power Up Lending Group LTD.*

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

OZOP SURGICAL CORP.

Date: December 6, 2019	By:	/s/Barry Hollander
Barry Hollander
Chief Financial Officer